LAUDUS TRUST
(the “Trust”)

Laudus Growth Investors U.S. Large Cap Growth Fund

Supplement dated May 20, 2010 to the
Prospectus dated October 27, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective June 4, 2010, the first paragraph of the “Portfolio management” section on page 9 of the prospectus is deleted in its entirety and replaced with the following:

Lawrence G. Kemp manages the Fund. Mr. Kemp is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Kemp is Head of the U.S. Large Cap Growth Equity portfolio construction team at UBS Global AM. Mr. Kemp is also a managing Director of UBS Global AM and has been an investment professional with the firm since 1992.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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